EXHIBIT 99                                                          Page 1 of 1



                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                       OFT THE SARBANES-OXLEY ACT OF 2002


                               ------------------


         I, Anthony C. Papalia, Principal Executive and Principal Financial Officer of Chefs International, Inc. (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         (a) the Annual Report on Form 10-KSB of the Company for the year ended January 26, 2003, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Act of 1934; and

         (b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   April 25, 2003

                                               s/ Anthony C. Papalia
                                        ------------------------------------
                                        Anthony C. Papalia
                                        Principal Executive and
                                               Principal Financial Officer
                                        Chefs International, Inc.


         A signed original of this written statement required by Section 906 has been provided to Chefs International, Inc. and will be retained by Chefs International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.






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